THE VANTAGEPOINT FUNDS Broad Market Index Fund Ticker Symbol: Class I Shares: VPMIX Class II Shares: VPBMX T Shares: VQMIX
SUMMARY PROSPECTUS • May 1, 2015 as revised January 4, 2016
Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2015 as revised January 4, 2016, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.
Investment Objective
To offer long-term capital growth by approximating the performance of the Russell 3000® Index.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Class I Shares	Class II Shares
Management fees	0.06%	0.06%	0.06%
Other expenses	0.14%	0.34%	0.14%
Total annual fund operating expenses	0.20%	0.40%	0.20%
Fee waiver[1]	(0.05%)	None	None
Total annual fund operating expenses after fee waiver[1]	0.15%	0.40%	0.20%
[1]	The Fund’s transfer agent has contractually agreed to waive a portion of its fees on T Shares through April 30, 2016. The transfer agent may not terminate this contractual fee waiver prior to the end date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2016 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$15	$59	$108	$250
	1 year	3 years	5 years	10 years
Class I Shares	$41	$128	$224	$505
Class II Shares	$20	$ 64	$113	$255
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 2.72% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 3000 Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index.
The Fund follows an indexed or passively managed approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the Russell 3000 Index. The subadviser employs a sampling technique to approximate index characteristics, using fewer securities than are contained in the index. The Russell 3000 Index is an unmanaged index that includes, and measures the performance of, the largest 3,000 U.S. publicly traded companies, based on market capitalization, representing a substantial portion of the investable U.S. equity market.
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:

Summary Prospectus May 1, 2015 as revised January 4, 2016	1	Vantagepoint Broad Market Index Fund

Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Indexing Risk—The Fund employs an index or passively managed strategy that is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. In addition, performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (1) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (2) changes to the benchmark index and the timing of the rebalancing of the Fund; and (3) the timing of cash flows into and out of the Fund.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. The bar chart shows performance of the Fund’s Class I Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund has a contractual agreement by the Fund’s transfer agent to waive a portion of its fees on the T Shares of the Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Class I Shares
Best Quarter	Worst Quarter
16.67%	-22.74%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Broad Market Index Fund
Class I Shares — Return before taxes	12.17%	15.25%	7.72%
Class I Shares — Return after taxes on distributions	11.45%	14.76%	7.36%
Class I Shares — Return after taxes on distributions and sale of fund shares	7.43%	12.30%	6.27%
Class II Shares — Return before taxes	12.38%	15.49%	7.94%
T Shares — Return before taxes	12.41%	15.36%	7.77%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Subadviser
Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
Karen Q. Wong, CFA	Managing Director, Equity Index Strategies	Portfolio Manager of the Fund since March 2004
Richard Brown, CFA	Director, Equity Portfolio Management	Portfolio Manager of the Fund since March 2004
Thomas J. Durante, CFA	Managing Director, Equity Portfolio Management	Portfolio Manager of the Fund since July 2009
Purchase and Sale of Fund Shares—Class I Shares of the Fund are available to: (1) public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by the ICMA Retirement Corporation and (ii) investing in the applicable Index Fund directly; (2) Individual Retirement Accounts (“IRAs”); and other (3) individual accounts

Summary Prospectus May 1, 2015 as revised January 4, 2016	2	Vantagepoint Broad Market Index Fund

that are eligible to invest in the Fund. Class II Shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.
T Shares are available for purchase only by: (1) the VantageTrusts; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; (4) the Model Portfolio Funds and Milestone Funds; and (5) ICMA Retirement Corporation.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Summary Prospectus May 1, 2015 as revised January 4, 2016	3	Vantagepoint Broad Market Index Fund

BRC000-072-201601-C2020

Summary Prospectus May 1, 2015 as revised January 4, 2016	4	Vantagepoint Broad Market Index Fund